UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported) October 18, 2005


                Residential Funding Mortgage Securities II, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        333-110340                              41-1808858
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 (Commission File Number)   (Registrant's I.R.S. Employer Identification Nos.)


                8400 Normandale Lake Blvd.
                        Suite 250
                 Minneapolis, Minnesota                    55437
        -------------------------------------------- -------------------------
        (Address of Principal Executive Offices)          (Zip Code)


                                 (952) 857-7000
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              (Registrant's Telephone Number, Including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

8.01.   OTHER EVENTS.

        Reference is made to the Registrant's Registration Statement on Form S-3 (File No. 333-110340) filed with the Securities Exchange Commission (the "Commission") on November 7, 2003, and Amendment No. 1 thereto filed with the Commission on August 29, 2005 (as amended, the "Registration Statement"), pursuant to which the Registrant registered $15,000,000,000 aggregate principal amount of its home equity loan pass-through certificates and asset-backed notes (the "Securities"), issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended.

        On October 18, 2005, the Registrant received an opinion from Mayer, Brown, Rowe & Maw LLP as to the legality of the Securities issued under the Registration Statement (the "Legality Opinion"). A copy of the Legality Opinion is filed with this Form 8-K as Exhibit 5.3.

        On October 18, 2005, the Registrant received an opinion from Mayer, Brown, Rowe & Maw LLP as to the accuracy of certain statements pertaining to tax matters contained in the Registration Statement (the "Tax Opinion"). A copy of the Tax Opinion is filed with this Form 8-K as Exhibit 8.3 (which is incorporated in Exhibit 5.3 hereto).

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit 5.3 Opinion of Mayer,  Brown, Rowe & Maw LLP as to the legality of
            Securities issued pursuant to the Registration Statement.

Exhibit 8.3 Opinion of Mayer, Brown, Rowe & Maw LLP as to certain tax matters
           (incorporated in Exhibit 5.3 hereto).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.

                               By:/s/ Heather Anderson
                               Name:  Heather Anderson
                               Title: Vice President


Dated: October 18, 2005

                           EXHIBIT 5.3 AND EXHIBIT 8.3